Exhibit 99.1
Filed by City Holding Company
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934

NEWS RELEASE

For Immediate Release
            October 18, 2022

For Further Information Contact:
David L. Bumgarner, Executive Vice President and Chief Financial Officer
(304) 769-1169

City Holding Company Announces Acquisition Strengthening Kentucky Presence

Charleston, West Virginia and Versailles, Kentucky – City Holding Company (“City”) (Nasdaq: CHCO), the parent company of City National Bank of West Virginia, announced today the signing of a definitive merger agreement in which City will acquire Citizens Commerce Bancshares, Inc., (“Citizens”) (OTC: CCVS), the parent company of Citizens Commerce Bank, Inc., Versailles, Kentucky. Upon completion of the merger, the subsidiary bank of Citizens will merge with and into City National Bank of West Virginia.

Based upon financial data as of September 30, 2022, the combined company will have $6.2 billion in assets, deposits of $5.3 billion, and gross loans of $3.9 billion, strengthening City’s presence in the Lexington, Kentucky MSA. “Our leadership recognized this strategic partnership to enhance our market presence in the Lexington, Kentucky area and we are excited to be adding the Citizens franchise to our Lexington footprint,” remarked Charles R. (Skip) Hageboeck, President & Chief Executive Officer of City. The merger is expected to close in the first quarter of 2023, pending customary closing conditions, including receipt of required regulatory approvals and the approval by the shareholders of Citizens.

Subject to the terms of the merger agreement, Citizens shareholders will receive 0.1666 shares of City common stock for each outstanding share of Citizens common stock. Based on City’s 5-day average closing price of $92.60 as of October 17, 2022, this equates to a per share value of $15.43 and an aggregate deal value of $61.0 million. Michelle Oxley, President & Chief Executive Officer stated, “Partnering with City is the next, best step that we could take for our company, shareholders and customers. This partnership will provide our customers with additional resources while retaining the community banking culture that sets us apart. I am confident that this will be a seamless transition for our employees and customers while providing long-term value for our shareholders. City is a great franchise, and I look forward to the future ahead for our combined company.”

The merger agreement has been unanimously approved by the City board of directors and by the Citizens board of directors.

Piper Sandler & Co. served as financial advisor and Dinsmore & Shohl LLP served as legal counsel to City in this transactions. Forvis Capital Advisors, LLC served as financial advisor and Wyatt, Tarrant & Combs, LLP served as legal counsel to Citizens. Hovde Group LLC issued a fairness opinion to the board of Citizens.

About City Holding Company

City Holding Company, headquartered in Charleston, West Virginia is a financial holding company which owns City National Bank of West Virginia. City provides a full range of consumer and commercial banking services to individuals, businesses and industries through its 94 branches across West Virginia, Kentucky, Virginia and Ohio. As of September 30, 2022, City had $5.9 billion in total assets, $5.0 billion in deposits, and $3.6 billion in gross loans. For additional information, locations, and hours of operation, please visit www.bankatcity.com.

About Citizens Commerce Bancshares, Inc.

Citizens Commerce Bancshares, Inc., headquartered in Versailles, Kentucky, is the parent company of Citizens Commerce Bank, Inc., which was founded as a national bank in 1996 and then converted to a Kentucky state-chartered bank in 2018. Citizens operates five branches in Woodford county, Kentucky and the surrounding areas. As of September 30, 2022, Citizens had $354 million in total assets, $319 million in deposits, and $262 million in gross loans. For additional information on Citizens Commerce Bancshares, Inc. and Citizens Commerce Bank, please visit www.citizenscommerce.com.

Important Information for Investors and Citizens Shareholders:

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities of City or a solicitation of any vote or approval. City will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 and other documents regarding the proposed transaction referenced in this press release to register the shares of City’s common stock to be issued to the shareholders of Citizens. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Citizens in advance of its special meeting of shareholders to be held to consider the proposed merger. Before making any voting or investment decision investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed Citizens transaction because they contain important information about City, Citizens and the proposed transaction. Shareholders are also urged to carefully review and consider City’s public filings with the SEC, including, but not limited to, its Annual Reports or Form 10-K, Quarterly Reports or Form 10-Q, Current Reports or Form 8-K and proxy statements. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from City at www.bankatcity.com under the tab “Investors” or by directing a request to City Holding Company, 25 Gatewater Road P.O. Box 7520, Charleston, West Virginia 25356.

Citizens and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens in connection with the proposed merger. Information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Citizens merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Safe Harbor Statement:

Statements made in this news release that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties including, but not limited to, the successful completion and integration of the transaction contemplated in this release, which includes the retention of the acquired customer relationships, adverse changes in economic conditions, the impact of competitive products and pricing and the other risks set forth in City’s filings with the SEC. As a result, actual results may differ materially from the forward-looking statements in this news release.

These factors are not necessarily all of the factors that could cause City’s, Citizens’ or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm City’s, Citizens’ or the combined company’s results.

All forward-looking statements attributable to City, Citizens or the combined company, or to persons acting on City’s or Citizens’ behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and City and Citizens do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If City or Citizens update one or more forward-looking statements, no inference should be drawn that City or Citizens will make additional updates with respect to those or other forward-looking statements.

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